Exhibit 10.1

                             NOTE Purchase Agreement

         Agreement, dated November 12, 2004, among National Patent Development Corporation, a Delaware corporation ("NPDC"), MXL Industries, Inc., a Delaware corporation ("MXL"), and the purchasers set forth on the signature pages hereto (the "Purchasers").

         The Purchasers desire to acquire NPDC's 6% Secured Notes due 2009 from NPDC in exchange for cash as hereinafter provided, and NPDC desires to sell such Notes to the Purchasers.

I. The Purchase

1.1. Authorization of Notes. NPDC has authorized the issue and sale of $1,590,000 aggregate principal amount of its 6% Secured Notes due 2009. Such 6% Secured Notes due 2009 shall be substantially in the form set forth in Exhibit A (references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement) and are herein referred to individually as a "Note" and collectively as the "Notes," which terms shall also include any notes delivered in exchange or replacement therefor.

1.2. Terms of the Purchase(a) . On the basis of the representations, warranties, covenants, and agreements contained in this Agreement and subject to the terms and conditions of this Agreement, at the Closing (as defined below), NPDC shall issue and sell to each of the Purchasers, and each of the Purchasers will purchase from NPDC, a Note in the principal amount specified opposite such Purchaser's name in Schedule 1.2, at a purchase price for such Note equal to 100% of the principal amount of such Note. The obligations of each Purchaser hereunder are several and not joint obligations and no Purchaser shall have any obligation or liability to any person for the performance or non-performance by any other Purchaser hereunder.

1.3. Closing.

(a) The closing of the transactions contemplated by Section 1.2 (the "Closing") shall take place at the offices of Duane Morris LLP, 380 Lexington Avenue, New York, New York, at 10:00 a.m. local time on the date hereof (the "Closing Date"). The Closing may occur at such different place, different time, or different date as NPDC, MXL, and the Purchasers agree in writing.

(b) At the Closing, (i) NPDC shall deliver to each Purchaser, against delivery by such Purchaser to NPDC or its order, by wire transfer of immediately available funds, of payment of the full purchase price for the Note to be purchased by such Purchaser, a Note in the principal amount to be purchased by such Purchaser, dated the Closing Date, and registered in the name of such Purchaser, and (ii) MXL shall deliver a Pledge Agreement (the "Pledge"), substantially in the form set forth in Exhibit B.


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1.4. Use of Proceeds; Transfer of Shares. NPDC shall use the proceeds of the issue and sale of the Notes to exercise its option to purchase 2,068,966 Series B Convertible Preferred Shares (the "Shares") of Valera Pharmaceuticals, Inc. ("Valera"). Immediately upon exercise of such option, NPDC shall contribute the Shares to MXL. If MXL shall sell or otherwise transfer any or all of the Shares, MXL shall pay to the Purchasers or their respective assignees, pro rata in accordance with the amounts of the Notes they are purchasing hereunder, an aggregate amount equal to 50% of the excess, if any, of (i) the proceeds of such sale or other transfer of such Shares over (ii) the aggregate exercise price paid by NPDC for such Shares.

II. Representations and Warranties of NPDC

         NPDC represents and warrants to the Purchasers as follows:

2.1. Organization and Qualification. NPDC is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with all requisite power and authority to own, lease, license, and use its properties and assets and to carry on the business in which it is engaged. NPDC is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its business makes such qualification necessary.

2.2. Authority to Sell; Enforceability. NPDC has all requisite power and authority to execute, deliver, and perform this Agreement and the Notes. All necessary corporate proceedings of NPDC have been duly taken to authorize the execution, delivery, and performance by NPDC of this Agreement and the Notes. Each of this Agreement and the Notes has been duly authorized by NPDC and this Agreement has been, and at the Closing the Notes will be, duly executed and delivered by NPDC. Each of this Agreement and the Notes constitutes or will constitute the legal, valid, and binding obligation of NPDC and is or will be enforceable as to NPDC in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws of general application affecting enforcement of creditors' rights, and for general principles of equity that restrict the availability of equitable remedies.

2.3. No Conflicts. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by NPDC for the execution, delivery, or performance by NPDC of this Agreement or the Notes, except as may be required under securities laws. No consent of any party to any contract, agreement, instrument, lease, or license (collectively, "Contracts") to which NPDC or any of its subsidiaries (each, an "NPDC Subsidiary") is a party, or to which it or any of its businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement or the Notes; and the execution, delivery, and performance by NPDC of this Agreement and the Notes will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to rights and privileges that such party was not receiving or entitled to receive immediately before this Agreement was executed under, or

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create any obligation on the part of NPDC or any NPDC Subsidiary that it was not paying or obligated to pay immediately before this Agreement was executed under, any term of any such Contract or violate or result in a breach of any term of the certificate of incorporation (or other charter document) or by-laws of NPDC or any NPDC Subsidiary, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on NPDC or any NPDC Subsidiary or to which it or any of its businesses, properties, or assets are subject, in each case except as would not be reasonably likely to have a material adverse effect on NPDC and its NPDC Subsidiaries taken as a whole.

2.4. No Registration Required. Assuming the continuing accuracy of the representations and warranties of the Purchasers contained in Article IV hereof, the offer, sale and issuance of the Notes will be exempt from the registration requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act").

III. Representations and Warranties of MXL

         MXL represents and warrants to the Purchasers as follows:

3.1. Organization and Qualification. MXL is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with all requisite power and authority to own, lease, license, and use its properties and assets and to carry on the business in which it is engaged. MXL is duly qualified to transact the business in which it is engaged and is or will be in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its business makes such qualification necessary.

3.2. Authority; Enforceability. MXL has all requisite power and authority to execute, deliver, and perform this Agreement and the Pledge. All necessary corporate proceedings of MXL have been duly taken to authorize the execution, delivery, and performance by MXL of this Agreement and the Pledge. Each of this Agreement and the Pledge has been duly authorized by MXL and this Agreement has been, and at the Closing the Pledge will be, duly executed and delivered by MXL. Each of this Agreement and the Pledge constitutes or will constitute the legal, valid, and binding obligation of MXL and is or will be enforceable as to MXL in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and for general principles of equity that restrict the availability of equitable remedies.

3.3. No Conflicts. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by MXL for the execution, delivery, or performance by MXL of this Agreement or the Pledge. No consent of any party to any Contract to which MXL or any of its subsidiaries (each, an "MXL Subsidiary") is a party, or to which it or any of its businesses, properties, or assets are subject, is required for the

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execution, delivery, or performance of this Agreement or the Pledge; and the execution, delivery, and performance by MXL of this Agreement and the Pledge will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to rights and privileges that such party was not receiving or entitled to receive immediately before this Agreement was executed under, or create any obligation on the part of MXL or any MXL Subsidiary that it was not paying or obligated to pay immediately before this Agreement was executed under, any term of any such Contract or violate or result in a breach of any term of the certificate of incorporation (or other charter document) or by-laws of MXL or any MXL Subsidiary, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on MXL or any MXL Subsidiary or to which it or any of its businesses, properties, or assets are subject, in each case except as would not be reasonably likely to have a material adverse effect on MXL and its MXL Subsidiaries taken as a whole.

IV. Representations and Warranties of the Purchasers

         Each Purchaser, severally and not jointly, represents and warrants to the other parties hereto as follows:

4.1. Organization. Such Purchaser, if an entity, is duly organized, validly existing, and in good standing under the laws of its jurisdiction of formation, with all requisite power and authority to own, lease, license, and use its properties and assets and to carry on the business in which it is engaged.

4.2. Authority to Buy. Such Purchaser, if an entity, has all requisite power and authority to execute, deliver, and perform this Agreement; all necessary proceedings of such Purchaser have been duly taken to authorize the execution, delivery, and performance of this Agreement by such Purchaser; and this Agreement has been duly executed and delivered by such Purchaser, is the legal, valid, and binding obligation of such Purchaser, and is enforceable as to such Purchaser in accordance with its terms. Such Purchaser, if an individual, has reached the age of majority in the jurisdiction in which he resides; is a bona fide resident of the jurisdiction contained in the address set forth on Schedule 1.2; is legally competent to execute this Agreement; and does not intend to change residence to another jurisdiction.

4.3. Non-Distributive Intent. Such Purchaser is acquiring the Note to be acquired by it for its own account (and not for the account of others) for investment and not with a view to the distribution thereof. The Purchaser will not sell or otherwise dispose of the Note to be acquired by it (whether pursuant to a liquidating distribution or otherwise) without registration under the Securities Act or an exemption therefrom, and such Note may contain a legend to the foregoing effect. The Purchaser understands that it may not sell or otherwise dispose of the Note to be acquired by it in the absence of either a registration statement under the Securities Act or an exemption from the registration provisions of the Securities Act.

4.4. Purchaser Status. Such Purchaser is an accredited investor within the definition set forth in Rule 501(a) under the Securities Act.


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V. Miscellaneous

5.1. Transfer Restrictions. Each Purchaser acknowledges and agrees that the Notes are subject to restrictions on transfer as set forth therein.

5.2. Further Actions. At any time and from time to time, each party agrees, at its expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

5.3. Entire Understanding. This Agreement and the Exhibits and Schedules hereto set forth the entire understanding of the parties with respect to the subject matter hereof and supersede all existing agreements among them concerning such subject matter.

5.4. Amendments and Waivers. Any provisions of this Agreement or the Notes may be modified, amended, or waived if, but only if, such modification, amendment or waiver is in writing and is signed by NPDC and the Purchasers.

5.5. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be given by Federal Express, Express Mail, or similar overnight delivery or courier service, or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given,

(a) if to NPDC:

                           National Patent Development Corporation
                           777 Westchester Avenue
                           White Plains, NY 10604
                           Attn:  General Counsel
                           Facsimile No. (914) 249-9745

(b) if to MXL:

                           c/o National Patent Development Corporation
                           777 Westchester Avenue
                           White Plains, NY 10604
                           Attn:  General Counsel
                           Facsimile No. (914) 249-9745

(c) if to any Purchaser:

                           to the address set forth for such Purchaser on
Schedule 1.2.

or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 5.5. Any notice shall be deemed given at the time of receipt thereof.

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5.6. No Waiver; Remedies Cumulative. Any waiver by any party of a breach of any term of this Agreement shall not operate as or be construed to be a waiver of any other breach of that term or of any breach of any other term of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. The rights, powers, and remedies of the Purchasers provided in this Agreement, the Notes, and the Pledge are cumulative and not exclusive of any right, power, or remedy provided by law or equity.

5.7. Binding Effect. No party may sell, assign, transfer, or otherwise convey any of its rights or delegate any of its duties under this Agreement, except as hereinafter provided, and this Agreement shall be binding upon and inure to the benefit of the parties hereto and the respective permitted successors, assigns, and personal representatives of the parties. Any attempted sale, assignment, transfer, conveyance, or delegation in violation of this Section 5.7 shall be void. The provisions of this Agreement shall inure to the benefit of each indemnified party and its successors and assigns (if not a natural person) and his assigns, heirs, and personal representatives (if a natural person).

5.8. No Third Party Beneficiaries. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement (except as provided in Section 5.7).

5.9. Separability. If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

5.10. Headings. The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

5.11. Counterparts; Governing Law. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of laws.



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         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                         NATIONAL PATENT DEVELOPMENT CORPORATION


                                         By
                                             -----------------------------------
                                             Name:
                                             Title:

                                         MXL INDUSTRIES, INC.


                                         By
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Purchasers

                                        BEDFORD OAK PARTNERS, L.P.


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:



                                           Jerome Feldman




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                             SCHEDULE 1.2 PURCHASERS



      Purchaser and Address                           Principal Amount of Note

Bedford Oak Partners, L.P.                                    $1,060,000
100 South Bedford Road
Mt. Kisco, NY 10549


Jerome Feldman                                                 $530,000
c/o GP Strategies Corporation
777 Westchester Avenue
White Plains, New York 10604